UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-22928

Carlyle Select Trust

(Exact name of Registrant as specified in charter)

520 Madison Avenue, 38th Floor

New York, NY 10022

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Orit Mizrachi	Donald R. Crawshaw
Chief Operating Officer	William G. Farrar
Carlyle Select Trust	Sullivan & Cromwell LLP
520 Madison Avenue, 38th Floor	125 Broad Street
New York, NY 10022	New York, NY 10004
(212) 813-4508	(212) 558-4000

Registrant’s telephone number, including area code: (212) 813-4900

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

THE CARLYLE GROUP

CARLYLE SELECT

LIQUID ALTERNATIVE INVESTMENTS

ANNUAL REPORT

December 31, 2014

Carlyle Select Trust

Carlyle Core Allocation Fund

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experiences of its management, marketability of shares and other information. Please read the prospectus carefully before investing.

THE CARLYLE GROUP	i

THIS PAGE INTENTIONALLY LEFT BLANK.

ii	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND

LETTER TO SHAREHOLDERS (Unaudited)

HOW WE INVEST

Our core investment philosophy is that widespread diversification best serves investors over the long run. We believe slow and steady growth with low volatility and minimal drawdowns increases the probability of a successful investment outcome.

In our opinion, following a disciplined and systematic approach towards diversification benefits investors by controlling risk and promoting portfolio growth throughout many different types of market environments. To this end, we seek to construct a portfolio that is exposed to many different asset classes that span the global economy.

The foundation of our investment approach is based on the belief that it is better to distribute assets in a manner that balances the risk allocated to each, rather than attempting to forecast which assets will outperform or underperform before the fact. To us, following an approach that seeks to control an investor’s risk exposures is more prudent than taking excess risk and hoping for an outsized return.

Carlyle Core Allocation Fund (the “Fund”) invests in a number of ETFs, ETNs, Futures, and Options that generate exposure to a number of asset classes including: US Equities, International Equities, US Treasuries, Inflation Protected Securities, High Yield Bonds, Emerging Market Debt, REITS, Commodities, and Volatility.

Encompassing such a wide base of investable assets allows us to gain exposure to a variety of risk premia – each capable of potentially providing benefit in different economic environments and typically not mutually exclusive. This means that, in most circumstances, we expect the benefit derived from the gains in our “winning” positions to be greater than the losses endured by our “losing positions” – if such exist.

While this may not always be the case short-term, we believe there is sufficient historical evidence and theoretical basis to indicate that our approach leads to long-term positive compounded returns delivered in relatively low-volatility manner. In short, diversification typically reduces risk. We believe maintaining a systematic balanced-risk portfolio is the most objective manner of achieving diversification.

2014 PERFORMANCE AND MARKET COMMENTARY

The Fund commenced operations on August 1, 2014. While the month of August was quite ordinary in terms of market behavior the remainder of the year turned out to be anything but. Geopolitical events rang in the fall and a dramatic collapse in the price of oil concluded the year.

The third quarter of 2014 was one of the most unusual quarters in a number of years. Not only did volatility return to the marketplace, but also the quarter ended with most asset classes falling in unison for a sustained number of days. September was punctuated by a relatively large loss for the Fund (roughly 2.5%), as there was very little opportunity for positive performance. Diversification was nearly non-existent.

The biggest factors influencing the markets were geopolitical and global in nature. The tension in Ukraine, the deteriorating situation in the Middle East, the outbreak of Ebola in Africa – along with the first confirmed case of Ebola in the US on the last day of the quarter.

The fourth quarter of 2014 will be remembered for the nearly 50% drop in the price of oil. In concert, interest rates plunged in the US and Eurozone. For most markets participants, both of these events were largely off the radar screen at the beginning of the year. To say they were a surprise is an understatement.

The net effect of the turbulence of the second half of 2014 is that the Fund lost approximately 2.7% on a net basis for the period. While disappointing, nothing indicates to us that our investment philosophy is no longer the appropriate course to follow to achieve diversification. There is no reason to believe diversification is no longer a prudent investment approach. On the contrary, we believe the highly unexpected events of the latter half of 2014 reinforce the belief that one should not “bet” on what one thinks is going to happen before the fact.

THE CARLYLE GROUP	3

CARLYLE CORE ALLOCATION FUND	LETTER TO SHAREHOLDERS

It is sometimes said that, “Diversification is one of the few free lunches.” While we would agree with the intent of this statement (diversification is “good”), we would disagree that it is free. A diversified portfolio does not simply consist of a random amount of many different investments. Our opinion is that it takes a methodical approach to harness the “good” of diversification. This effort represents a cost and one well worth absorbing.

We look forward to a prosperous 2015.

Sincerely,

Jaipal K. Tuttle, PhD

4	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

Security			Shares	Value

United States Exchange-Traded Funds - 94.9%
iPath Bloomberg Commodity Index Total Return ETN			103,210	$3,087,011
iShares Core U.S. Aggregate Bond ETF			31,146	3,429,797
iShares iBoxx $ High Yield Corporate Bond ETF			31,962	2,863,795
iShares JP Morgan USD Emerging Markets Bond ETF			45,008	4,937,828
iShares MSCI EAFE ETF(1)			27,925	1,698,957
iShares MSCI Emerging Markets ETF(1)			31,612	1,242,035
iShares Russell 2000 ETF(1)			10,276	1,229,729
iShares TIPS Bond ETF			53,889	6,036,107
iShares U.S. Real Estate ETF			12,381	951,356
PowerShares Emerging Markets Sovereign Debt Portfolio			156,398	4,404,168
ProShares UltraShort 20+ Year Treasury			53,768	2,494,298
SPDR Barclays High Yield Bond ETF			67,112	2,591,194
SPDR S&P 500 ETF Trust(1)			15,583	3,202,306
Vanguard FTSE Developed Markets ETF			48,469	1,836,006
Vanguard FTSE Emerging Markets ETF			43,853	1,754,997
Vanguard REIT ETF			21,247	1,721,007
Vanguard Total Bond Market ETF			58,116	4,787,015
Vanguard Total International Bond ETF			31,582	1,677,320

Total Exchange-Traded Funds (identified cost $51,807,424)				$49,944,926

Short-Term Investment - 5.0%
State Street Euro Time Deposit 0.01%, 01/02/2015 (identified cost $2,642,812)			2,642,812	$2,642,812

Description	Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call Option Purchased - 0.0%
CBOE SPX Volatility Index (identified cost $21,175)	200	22.00	01/21/15	$23,500

Total Investments - 99.9% (identified cost $54,471,411)				$52,611,238
Other Assets Less Liabilities - 0.4%(2)				$48,240

Net Assets - 100.0%				$52,659,478

The percentage shown for each investment category in the Consolidated Schedule of Investments is based on net assets.

All amounts are valued in U.S. dollars unless otherwise indicated. See Note 2 of accompanying Notes to Consolidated Financial Statements.

All securities are level 1 with respect to Accounting Standards Codification 820.

(1)	All or a portion of the security is held as collateral for options purchased.

(2)	Includes value of written options and net unrealized depreciation on futures contracts as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

THE CARLYLE GROUP	5

CARLYLE CORE ALLOCATION FUND	CONSOLIDATED SCHEDULE OF INVESTMENTS

Call Options Written

Description	Contracts (000’s omitted)	Strike Price	Expiration Date	Value

iShares MSCI EAFE ETF	60	61.00	01/17/15	$(4,230)
iShares MSCI EAFE ETF	29	61.00	02/20/15	(3,871)
iShares MSCI EAFE ETF	60	62.00	01/17/15	(1,740)
iShares MSCI EAFE ETF	29	62.00	02/20/15	(2,421)
iShares MSCI EAFE ETF	60	63.00	01/17/15	(480)
iShares MSCI EAFE ETF	29	63.00	02/20/15	(1,363)
iShares MSCI Emerging Markets ETF	68	39.00	01/17/15	(5,372)
iShares MSCI Emerging Markets ETF	32	39.00	02/20/15	(4,112)
iShares MSCI Emerging Markets ETF	68	40.00	01/17/15	(2,142)
iShares MSCI Emerging Markets ETF	32	40.00	02/20/15	(2,448)
iShares MSCI Emerging Markets ETF	68	41.00	01/17/15	(612)
iShares MSCI Emerging Markets ETF	32	41.00	02/20/15	(1,328)
iShares Russell 2000 ETF	23	115.00	01/17/15	(12,225)
iShares Russell 2000 ETF	23	117.00	01/17/15	(8,568)
iShares Russell 2000 ETF	11	118.00	02/20/15	(4,966)
iShares Russell 2000 ETF	23	119.00	01/17/15	(5,302)
iShares Russell 2000 ETF	11	120.00	02/20/15	(3,586)
iShares Russell 2000 ETF	11	122.00	02/20/15	(2,414)
ProShares UltraShort 20+ Year Treasury	162	44.00	02/20/15	(51,435)
ProShares UltraShort 20+ Year Treasury	338	47.00	01/17/15	(23,153)
SPDR S&P 500 ETF Trust	34	204.00	01/17/15	(12,495)
SPDR S&P 500 ETF Trust	17	205.00	02/20/15	(8,611)
SPDR S&P 500 ETF Trust	34	208.00	01/17/15	(4,352)
SPDR S&P 500 ETF Trust	17	209.00	02/20/15	(4,624)
SPDR S&P 500 ETF Trust	34	212.00	01/17/15	(714)
SPDR S&P 500 ETF Trust	17	213.00	02/20/15	(1,997)

Total Call Options Written (premiums received $(250,045))				$(174,561)

The accompanying notes are an integral part of these financial statements.

6	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND	CONSOLIDATED SCHEDULE OF INVESTMENTS

Exchange Traded Futures Contracts

Expiration Date	Exchange	Number of Contracts	Description	Position	Value at Trade Date	Value at 12/31/14	Net Unrealized Appreciation (Depreciation)

January 21, 2015	CBOE	8	CBOE Volatility Index	Long	$131,674	$144,200	$12,526
February 25, 2015	COMEX	17	Gold	Long	2,036,884	2,012,970	(23,914)
March 20, 2015	CME	2	S&P 500 E-Mini Index	Long	207,466	205,240	(2,226)

							$(13,614)

At December 31, 2014, cash in the amount of $115,720 was held as collateral at clearing broker.

Abbreviations:

CBOE	Chicago Board Options Exchange
COMEX	Commodities Exchange
CME	Chicago Mercantile Exchange
EAFE	Europe, Australasia Far East
ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
FTSE	Financial Times and Stock Exchange
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SPX	S&P 500 Index
S&P	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipt
TIPS	Treasury Inflation-Protected Securities
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

THE CARLYLE GROUP	7

CARLYLE CORE ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets

Investments in securities, at value (cost of $54,471,411)	$52,611,238
Due from broker	115,720
Receivable for investments sold	755,332
Receivable for variation margin on futures contracts	55,563
Dividends receivable	30,362
Reimbursement from manager	20,660
Other assets	36,008

Total assets	$53,624,883

Liabilities

Written options, at value (premiums received $250,045)	$174,561
Payable for investments purchased	509,915
Payable for capital shares redeemed	1,003
Accrued expenses and other payables:
Professional fees	84,250
Trustees fees	71,878
Management fees	33,975
Transfer agent fees	30,349
Shareholder communication fees	17,389
Custodian fees	15,880
Distributions payable	8,885
Shareholder service fees	1,360
Other	15,960

Total liabilities	$965,405

Net Assets	$52,659,478

Sources of Net Assets

Paid-in capital (shares of beneficial interest, unlimited authorized shares)	$54,618,045
Undistributed (accumulated) net realized gain (loss)	(160,264)
Net unrealized appreciation (depreciation)	(1,798,303)

Total	$52,659,478

Net Assets

Class N	$24,320
Class I	$52,635,158

Shares Outstanding

Class N	2,526
Class I	5,464,315

Net Asset Value and Redemption Price Per Share

Class N	$9.63
Class I	$9.63

The accompanying notes are an integral part of these financial statements.

8	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Period Ended December 31, 2014(1)

Investment Income

Dividends	$607,305
Interest (net of interest tax withheld of $3)	185

Total income	$607,490

Expenses

Management fees	$157,548
Distribution fees:
Class N	26
Shareholder service fees:
Class N	11
Class I	6,299
Trustees’ fees and expenses	74,208
Audit and tax fees	73,500
Legal fees	69,764
Transfer agent fees	69,184
Administration fees	42,621
Custodian fees	39,870
Shareholder communication fees	18,783
Blue sky fees	17,749
Registration fees	7,700
Other expenses	52,827

Total expenses	$630,090

Less: Fees/Expenses waiver (Note 7)	$(409,497)

Net expenses	$220,593

Net investment income (loss)	$386,897

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments in securities transactions	$(360,434)
Futures contract transactions	31,548
Written options	153,169

Net realized gain (loss)	$(175,717)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	$(1,860,173)
Futures contracts	(13,614)
Written options	75,484

Net change in unrealized appreciation (depreciation)	$(1,798,303)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	$(1,974,020)

Net increase (decrease) in net assets resulting from operations	$(1,587,123)

(1)	For the period from commencement of operations, August 1, 2014, to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

THE CARLYLE GROUP	9

CARLYLE CORE ALLOCATION FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2014(1)

Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$386,897
Net realized gain (loss)	(175,717)
Net change in unrealized appreciation (depreciation)	(1,798,303)

Net increase (decrease) in net assets resulting from operations	$(1,587,123)

Distributions to Shareholders
Net investment income:
Class N	$(183)
Class I	(426,036)
Net realized gains:
Class N	(63)
Class I	(143,872)

Net decrease in net assets from distributions	$(570,154)

Capital Share Transactions
Proceeds from shares sold:
Class N	$25,003
Class I	57,953,782
Proceeds from reinvestment of distributions:
Class N	246
Class I	561,023
Payments for shares redeemed:
Class I	(3,723,299)

Net increase (decrease) in net assets from capital share transactions	$54,816,755

Net increase (decrease) in net assets	$52,659,478

Net Assets

Beginning of period	$–

End of period	$52,659,478

Undistributed (accumulated) net investment income (loss)

End of period	$–

Transactions in Shares of the Fund
Sold :
Class N	2,500
Class I	5,785,476
Issued in reinvestment of distributions:
Class N	26
Class I	57,866
Redeemed:
Class I	(379,027)

Net increase (decrease) in shares of the Fund	5,466,841

(1)	For the period from commencement of operations, August 1, 2014, to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

10	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Class N

	Period Ended December 31, 2014(1)

Per Share information

Net asset value at beginning of period	$10.00

Income (loss) from operations:
Net investment income (loss)(2)	0.07

Net realized and unrealized gain (loss)	(0.34)

Total from investment operations	$(0.27)

Less: distributions
Net investment income	$(0.07)

Net realized gain on investments	(0.03)

Total distributions	$(0.10)

Net asset value at end of year	$9.63

Total return(3)	(2.70	%)(4)

Ratios/Supplemental Data:
Net assets at end of year (in 000’s)	$24

Ratios (as a percentage of average daily net assets):(5)
Expenses before waiver	3.33	%(6)

Expenses after waiver	1.30	%(6)

Net investment income	1.39	%(6)

Portfolio turnover rate	28	%(4)

(1)	For the period from commencement of operations, August 1, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized

(5)	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized

The accompanying notes are an integral part of these financial statements.

THE CARLYLE GROUP	11

CARLYLE CORE ALLOCATION FUND	CONSOLIDATED FINANCIAL HIGHLIGHTS

	Class I

	Period Ended December 31, 2014(1)

Per Share information

Net asset value at beginning of period	$10.00

Income (loss) from operations:
Net investment income (loss)(2)	0.08

Net realized and unrealized gain (loss)	(0.34)

Total from investment operations	$(0.26)

Less: distributions
Net investment income	$(0.08)

Net realized gain on investments	(0.03)

Total distributions	$(0.11)

Net asset value at end of period	$9.63

Total return(3)	(2.65	%)(4)

Ratios/Supplemental Data:
Net assets at end of period (in 000’s)	$52,635

Ratios (as a percentage of average daily net assets):(5)
Expenses before waiver	3.00	%(6)

Expenses after waiver	1.05	%(6)

Net investment income	1.84	%(6)

Portfolio turnover rate	28	%(4)

(1)	For the period from commencement of operations, August 1, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized

(5)	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized

The accompanying notes are an integral part of these financial statements.

12	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2014

1. ORGANIZATION

Carlyle Select Trust (the “Trust”), organized as a Delaware statutory trust, on December 18, 2013, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two separate series each authorized to issue an unlimited number of shares of beneficial interest. As of December 31, 2014, the Trust has one active series, Carlyle Core Allocation Fund (the “Fund”).

The Fund commenced operations on August 1, 2014.

The Fund’s investment objective is to seek long term total returns. The Fund seeks to achieve its investment objective by allocating capital across major asset classes: equities, debt, real estate, commodities, currencies and volatility, and within such classes in a variety of investments, including developed and emerging market equities, traditional and inflation linked bonds, credit spreads, gold, oil and real estate (through investments in real estate investment trusts). In allocating across asset classes, Carlyle GMS Investment Management L.L.C. (the “Manager”) takes a “balanced risk” approach (similar to risk parity), a trading strategy that actively seeks to allocate capital such that each asset class contributes the same amount of risk to the overall Fund. Generally, lower volatility asset classes (e.g., nominal and inflation-linked bonds) will receive higher notional allocations than higher risk asset classes (e.g., developed and emerging market equities). While the Fund intends to invest primarily in shares of exchange-traded funds (“ETFs”), it also intends to utilize a variety of other types of financial instruments to gain exposure to target asset classes.

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of investments, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer or investment could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund offers Class N and Class I shares. Neither Class N nor Class I shares are subject to an initial sales charge or a contingent deferred sales charge.

2. CONSOLIDATION

The consolidated financial statements include the accounts of Carlyle Cayman Core Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands on February 10, 2014. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through its investment in the Subsidiary. The Subsidiary may invest without limitation in commodities and commodities-related investments. However, the Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Fund. As of December 31, 2014, the Fund invested 10.7% of its total assets in the Subsidiary.

The Fund and the Subsidiary are collectively referred to herein as the “Fund”, unless noted separately.

3. SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Fund.

A. Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Manager to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

THE CARLYLE GROUP	13

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

B. Investment Valuation

The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). For purposes of determining fair value of investments of the Fund, the Board of Trustees has delegated the daily determination to a pricing committee comprised of representatives of the Manager. The pricing committee acts in accordance with the Valuation Procedures. Fair value pricing methods and independent pricing services can change from time to time as approved by the Board of Trustees. The Board of Trustees has also established a Valuation Committee of the Board and has delegated to the Valuation Committee the responsibility for determining fair value for those investments that cannot be valued by a pricing committee pursuant to the Valuation Procedures.

The Fund values its investments for which market quotations are readily available at market value. The Fund uses pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board, which may include the use of proprietary valuation model which may consider market transactions in comparable securities and income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investment existed. These differences could be material. As of December 31, 2014, no investments were fair valued by the Manager.

Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. The Fund normally values domestic equity securities at the market quoted last sale price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price for equities purchased and at the quoted ask price for equities sold short.

Open-end Funds, ETFs, ETNs and Closed-end Funds. Shares of ETFs, ETNs and closed-end investment companies are normally valued at the last quoted sales price on the principal exchange on which such funds are traded.

Futures and Options. Futures contracts, options on futures contracts and options, other than equity options, are valued at the final settlement price set by the exchange on which they are principally traded. Equity options are generally valued at the mid-price of the closing bid and ask prices. If either the closing bid or ask price is not available, the Fund will generally value equity options at the bid price if the options are held long or the ask price if the options are held short.

C. Investment Transactions and Income

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, investment transactions are accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), the Fund’s investment transactions are recorded not later than the first business day following the trade date. Realized gains and losses are determined on a specifically identified cost basis.

Dividend income less any withholding tax is recorded on the ex-dividend date. Interest income less any withholding tax is recorded on an accrual basis and adjusted for amortization of premium or accretion of the discount using the effective yield method. Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date.

D. Federal Income Taxes

The Fund intends to be treated as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify for this treatment, the Fund must derive at least 90% of its gross

14	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

income each taxable year from qualifying income. If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and net capital gains to shareholders. Any tax liability related to income earned by the Fund represents obligations of the Fund’s shareholders and will not be reflected in the consolidated financial statements of the Fund.

For federal income tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Code and the Subsidiary’s taxable income when recognized is included in the calculation of the Fund’s taxable income whether or not the Subsidiary distributes such income to the Fund. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period ended December 31, 2014. For all open periods since the inception of the Fund until December 31, 2014, the Fund remains subject to examination by U.S. Federal and state jurisdictions, as well as international jurisdictions, where the Fund makes investments. The Fund has concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. During the period ended December 31, 2014, no interest or penalties were recorded. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

E. Allocation of Income and Expense

All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the funds based on the ratio of average net assets or other reasonable methodology.

F. Organization Costs

Organizational costs of the Fund, including professional and incorporation fees were borne and paid by the Manager and not charged to the Fund.

G. Due from broker

Due from broker represents cash balances on deposit with the Fund’s clearing brokers and counterparties. The Fund is subject to credit risk should the brokers and counterparties be unable to meet their obligations. As of December 31, 2014, due from broker amount of $115,720 was held as collateral at the clearing broker which was not available for the Fund to use.

H. Distribution to Shareholders

The Fund intends to declare and distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. Income and capital gains distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

THE CARLYLE GROUP	15

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

I. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund may enter into various agreements that provide for general indemnifications, inclusive with its officers and trustees. The Fund’s maximum exposure under these arrangements is unknown as any potential exposure would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of material loss to be remote.

4. FAIR VALUE MEASUREMENT

The fair value measurement accounting guidance establishes a hierarchal disclosure framework which ranks the observability of market price inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristics specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Financial instruments measured and reported at fair value are classified and disclosed based on the observability of inputs used in the determination of fair values, as follows:

Level I – inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The type of financial instruments included in Level I include unrestricted securities, including equities and derivatives, listed in active markets. The Fund does not adjust the quoted price for these instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level II – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level III – inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

As of December 31, 2014 and during the period from August 1, 2014 (date of commencement) to December 31, 2014 all investments were Level 1. The Consolidated Schedule of Investments provides additional information on the Fund’s

16	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

portfolio holdings. The following table summarizes the Fund’s financial instruments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2014:

	Level I	Level II	Level III	Total

Assets
Exchange Traded Funds	$49,944,926	$–	$–	$49,944,926
Short-Term Investment	2,642,812			2,642,812
Futures Contracts	12,526			12,526
Options Purchased	23,500			23,500

Total Assets	$52,623,764	$–	$–	$52,623,764

Liabilities
Options Written	$(174,561)	$–	$–	$(174,561)
Futures Contracts	(26,140)			(26,140)

Total Liabilities	$(200,701)	$–	$–	$(200,701)

5. DERIVATIVE INSTRUMENTS

Futures

The Fund invests in futures contracts as part of their primary investment strategy. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. No monies are paid to or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Realized gains or losses represent the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. Securities deposited as initial margin are designated in the Schedules of Investments. The use of long futures contracts subjects the Fund to risk of loss up to the contract amount of the futures contracts. The use of short futures contracts subjects the Fund to unlimited risk of loss. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains or losses represent the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired and are reported on the Consolidated Statement of Operations. Cash deposited as initial margin is presented as Due from broker on the Consolidated Statement of Assets and Liabilities.

Open futures contracts held by the Fund at December 31, 2014 are listed on the Consolidated Schedule of Investments.

Options

Premiums received from written options that have expired are treated as a realized gain. When an option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over value of the security (in case of a put) or the excess of the value of the security over the strike price of the option (in the case of a call) at contract termination. The Fund may bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Premiums paid for purchased options that have expired are treated as realized loss. As a purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the security over the strike price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium paid. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the

THE CARLYLE GROUP	17

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

proceeds of the security sold. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received.

Options purchased and written options held by the Fund at December 31, 2014 are listed on the Consolidated Schedule of Investments.

Written options activity for the period from August 1, 2014 (date of commencement) to December 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	–	$–
Options written	9,619	1,931,664
Options expired	(201)	(6,545)
Options terminated in closing purchase transactions	(8,096)	(1,675,074)

Outstanding, end of period	1,322	$250,045

At December 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The following table provides information related to the Fund’s fair value of derivative instruments, not accounted for as hedging instruments, on the Fund’s Consolidated Statement of Assets and Liabilities at December 31, 2014 and the effect of derivative instruments on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2014:

	Fair Value Derivative Assets	Fair Value Derivative Liabilities	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)		Average Number of Futures Contracts	Average Number of Option Contracts

Primary Risk
Equity Risk Exposure
Options Written	$–	$(99,973)	$(35,033)	$14,872		–	809
Option Purchased	–	–	(8)	–		–	–
Futures Contracts*	–	(2,226)	34,695	(2,226	)**	6	–
Interest Rate Risk Exposure
Options Written	–	(74,588)	188,202	60,612		–	481
Commodity Risk Exposure
Futures Contracts*	–	(23,914)	(160,052)	(23,914	)**	17	–
Volatility Risk Exposure
Option Purchased	23,500	–	(103,905)	2,325		–	570
Futures Contracts*	12,526	–	156,905	12,526	**	20	–

	$36,026	$(200,701)	$80,804	$64,195		43	1,860

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

**	The net change in unrealized Appreciation/(Depreciation) on futures contracts is equal to the amount disclosed on the Consolidated Statement of Operations.

18	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A reconciliation of the gross amounts in the Consolidated Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral received or pledged is included in the following tables:

	Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities

Counterparty/Description	Gross Amounts of Assets Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount

	Assets
State Street Global Markets
Futures(2)	$12,526	$(12,526)	$–	$–
Goldman Sachs
Purchased Options(3)	23,500	–	–	23,500
Goldman Sachs
Written Options	–	–	–	–

	Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities

Counterparty/Description	Gross Amounts of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount

	Liabilities
State Street Global Markets
Futures(2)	$26,140	$(12,526)	$–	$13,614
Goldman Sachs
Purchased Options(3)	–	–	–	–
Goldman Sachs
Written Options	174,561	–	–	174,561

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)	Includes financial instrument (options and futures) which are not subject to a master netting arrangement, or other another similar arrangement.

(3)	Amount is included in Investments in Securities at value on the Consolidated Statement of Assets and Liabilities.

6. RISK FACTORS

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

ETF Risk

Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value.

THE CARLYLE GROUP	19

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Derivatives Risk

Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. The Fund will use derivatives, including commodity futures contracts and options on commodity futures contracts, to pursue its investment strategy, and there may be circumstances where the Fund invests in a derivative contract whose value does not correlate perfectly with the underlying asset, index, security or instrument to which the Fund seeks exposure. Many derivatives involve significant inherent leverage and will expose the Fund to the risk of extremely large losses. Such losses may be many times the amount that the Fund receives or pays at the time a derivative position is established. Derivatives are subject to a number of other risks, such as commodity risk, hedging transactions risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks when that would be beneficial.

Counterparty Risk

Investments in commodity-linked derivatives or other financial instruments that involve counterparties expose the Fund to counterparty credit risk and may cause the Fund to suffer a loss if the counterparty defaults on its obligations under the agreement. In using such investments, the Fund is taking both the investment risk on the underlying security or instrument and the credit risk on the counterparty. In the event of a decline in a counterparty’s creditworthiness or a default by a counterparty the Fund may experience delays in recovering its assets, or experience no recovery at all.

Liquidity Risk

While the Fund intends to invest primarily in financial instruments and securities that are liquid, any of the financial instruments or securities to which the Fund’s portfolio is exposed may be difficult to purchase or sell, particularly during periods of extreme market stress. The Fund may not be able to sell illiquid securities or other financial instruments at advantageous prices or times and may not be able to successfully implement its strategy due to market dislocations that make it difficult or impossible to sell or purchase securities or other financial instruments at prices that reflect their fair value.

7. FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement (the “Management Agreement”) with the Manager, under which the Manager provides the Fund with investment advisory and management services. The Manager receives a management fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets in exchange for such services. Fees incurred under the agreement for the period ended December 31, 2014 are detailed on the Consolidated Statement of Operations.

The Manager has contractually agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), at no more than 1.30% and 1.05% of the average daily net assets of Class N and Class I shares, respectively (the “Fee Waiver Agreement”). The Fee Waiver Agreement is expected to continue at least through August 31, 2015 and to be terminable prior to August 31, 2015 only with the consent of the Board. Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating

20	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable class limits. The total amount of the waiver for each class for the period ended December 31, 2014, was $209 and $409,288 for Class N and Class I, respectively. As of December 31, 2014, the total amount of fees waived and/or expenses reimbursed that the Manager is entitled to recapture is $409,497 and reimbursement due from the Manager was $20,660.

The Trust has entered into an administrative services agreement (the “Administrative Services Agreement”) with Carlyle Select Trust Administration L.L.C. (the “Administrator”), an affiliate of the Manager, under which the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator performs, or oversees the performance of, the Fund’s required administrative services which includes, among other things, providing assistance in accounting, tax, legal, compliance, operations, technology, and clerical and administrative activities. Pursuant to the Administrative Services Agreement, the Fund pays a fee to the Administrator of 0.15% per annum for net assets of less than $250 million, 0.08% per annum for net assets of $250 million or more but less than $1 billion, 0.05% per annum for nets assets of $1 billion or more but less than $3 billion, and 0.03% per annum for net assets of $3 billion and greater, and is payable monthly. Pursuant to a separate sub-administration agreement, the Administrator engaged State Street Bank and Trust Company (“State Street”) to act on behalf of the Administrator in its performance of certain administrative services for the Fund and, if applicable, the Subsidiary.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows the Fund to pay fees from the assets of the Fund applicable to Class N shares for selling and distributing Class N shares. The fee is at a rate of 0.25% per annum of Class N average daily net assets. The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (the “Distributor”) to serve as the distributor for the Fund.

The Trust has entered into a shareholder servicing agreement (the “Shareholder Servicing Agreement”) with the Manager under which the Manager will provide certain support services to the Fund’s shareholders, including, but not limited to, providing information to and responding to inquiries from shareholders, assisting in the preparation and forwarding of shareholder communications, and providing the necessary personnel and facilities to provide such services. For performing these services, the Manager, as shareholder servicing agent, receives a fee of up to 0.15% per annum of the average daily net assets of the Fund. The Manager enters into service agreements with its affiliates or with financial intermediaries under which it will pay all or a portion of the 0.15% per annum fee to such affiliates or financial intermediaries for performing shareholder administrative services.

The Trust has entered into an agreement with financial intermediaries pursuant to which the Fund is required to pay the financial intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made under the Sub TA Agreements are based on either a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or the number of accounts service by such financial intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreement with the Distributor and shareholder servicing agent, respectively. From time to time, the Manager or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense.

Each Trustee is compensated by an annual retainer and meeting fees (including additional compensation for service as chairperson of certain Board committees, including $1,500 for attending each special Board meeting. Further, the Trust reimburses each Trustee for his reasonable out-of-pocket expenses related to service as a Trustee.

The Trust has entered in agreements with State Street under which State Street serves as custodian, transfer agent, distribution paying agent and registrar to the Fund and, as applicable, the Subsidiary.

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2014, one shareholder owned 18.5% of the outstanding shares of the Fund. The shareholder is an affiliate of the Manager.

THE CARLYLE GROUP	21

CARLYLE CORE ALLOCATION FUND	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments excluding short-term obligations, aggregated $66,289,824 and $14,094,325, respectively, for the period ended December 31, 2014.

10. FEDERAL TAX INFORMATION

As of December 31, 2014, the tax cost of investments for federal income tax purposes were as follows:

Cost of investments	$55,084,682

Unrealized appreciation (depreciation) on investments	422,095
Unrealized appreciation (depreciation) on investments	(2,794,483)

Net unrealized appreciation (depreciation) of investments	$(2,372,388)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of earnings from the Subsidiary.

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

Ordinary income (includes short-term realized capital gains)	$570,154
Long-term capital gains	–

As of December 31, 2014, accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income (includes short-term realized capital gains)	Undistributed Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)

$246,533	$6,802	$(114,037)	$(2,296,567)

During the period ended December 31, 2014, the Fund did not utilize a capital loss carryforward. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, the Fund did not have any capital loss carryforwards.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to the base treatment of earnings from the Subsidiary. These reclassifications have no effect on net assets or net asset values per share.

Distributions in excess of net investment income	Accumulated net realized gain/(loss)	Paid in Capital

$39,322	$159,388	$(198,710)

11. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the consolidated financial statements.

22	THE CARLYLE GROUP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Carlyle Select Trust and

Shareholders of Carlyle Core Allocation Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments of Carlyle Core Allocation Fund (the “Fund”) (one of the series comprising the Carlyle Select Trust) as of December 31, 2014, and the related consolidated statements of operations, the consolidated statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Carlyle Core Allocation Fund (one of the series comprising the Carlyle Select Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2015

THE CARLYLE GROUP	23

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 1, 2014 and continued to hold your shares at the end of the reporting period, December 31, 2014.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value 8/1/14	Ending Account Value 12/31/14		Expenses Paid During Period 8/1/14 –12/31/14		Annualized Expense Ratio

Actual
Class N	$1,000	$973.00	(1)	$5.34	(2)	1.30%
Class I	$1,000	$973.50	(1)	$4.31	(2)	1.05%

Hypothetical
Class N	$1,000	$1,018.65	(3)	$6.61	(4)	1.30%
Class I	$1,000	$1,019.91	(3)	$5.35	(4)	1.05%

(1)	Ending account value based on actual return from August 1, 2014 (fund inception) through December 31, 2014.

(2)

Expenses are equal to the Class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 152, the number of days in the period from August 1, 2014 (fund inception) through December 31, 2014 divided by 365 to reflect the period. Had the Class been available for the full period, the expenses paid during the period would have been higher.

(3)	Ending account value calculated based on a 5% annualized return before annualized expense ratios listed above for a 184 day period from July 1, 2014 through December 31, 2014.

(4)

Expenses are equal to the Class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying funds in which the fund invests are not included in the Class’s annualized expense ratio.

24	THE CARLYLE GROUP

OTHER FEDERAL TAX INFORMATION (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The Fund hereby designates up to the maximum amount allowable as qualified dividend income for the period ended December 31, 2014.

For corporate taxpayers, the Fund hereby designates 6.94% or up to the maximum amount allowable, of ordinary income distributions paid during the period ended December 31, 2014 as qualified for the corporate dividends received deduction.

For the period ended December 31, 2014, the Fund intends to pass through to shareholders $5,937, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the period ended December 31, 2014, the Fund earned $90,669 from income derived from foreign sources.

THE CARLYLE GROUP	25

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees and the Trust’s officers appointed by the Board of Trustees. The tables below list the Trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, its Trustees and officers, the Manager and the Sub-Adviser is 520 Madison Avenue, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies or business development companies advised by the Manager, Sub-Adviser or their respective affiliates as of the date of this Annual Report.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 888-207-9542.

Interested Trustee(1)

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Service(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Charles Rossotti (1941)	Trustee	Since the inception of the Trust	Senior Advisor, The Carlyle Group, L.P. (from June 2003 to present); Commissioner of Internal Revenue, U.S. Internal Revenue Service from 1997 to 2002; Founder, President (from 1970 to 1989), Chief Executive Officer (from 1981 to 1993), Chairman (from 1989 to 1997), American Management Systems, Inc. (technology and management consulting firm)	2	Bank of America Corporation (from 2009 to 2013); Booz, Allen, Hamilton (from 2008 to present); AES Corporation (from 2003 to present); Primatics Financial 2010 to present; ECi Software 2014 to present; Quorum Management Solutions 2010 to 2014; Wall Street Institute 2015 to 2010; Compusearch Software 2005 to 2010

26	THE CARLYLE GROUP

CARLYLE SELECT TRUST	TRUSTEES AND OFFICERS

Independent Trustees(1)

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Service(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
James A. Meriwether (1948)	Lead Independent Trustee	Since March 31, 2014	Director–Internal Audit, Booz, Allen, Hamilton (from August 2009 to March 2014); Principal, Edgewood Advisors, LLC (consulting) (from 2008 to present)	2	Director, Synagro Technologies, Inc. (waste management) (from 2008 – 2013)
Michael L. Rankowitz (1957)	Trustee	Since March 31, 2014	Senior Advisor, Morgan Stanley (from 2006 to present)	2	Director, Carlyle GMS Finance, Inc. (from 2013 to present); Director, NF Investment Corp. (from 2013 to present)

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) Held with Fund	Term of Office(2) and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Michael J. Petrick (1961)	President and Chief Executive Officer	Since the inception of the Trust

Managing Director, Head of Global Market Strategies and Member of Operating Committee (from 2010 to 2013), Member of Management Committee (from 2013 to present), The Carlyle Group, L.P.;

Chairman of the Board of Directors, Carlyle GMS Finance, Inc. (from 2012 to present) and President (from 2012 to 2014); Chairman of the Board of Directors, NF Investment Corp. (from 2012 to present) and President (from 2012 to 2014); Managing Director and Global Head of Institutional Sales and Trading, Morgan Stanley (from 2008 to 2010)

THE CARLYLE GROUP	27

CARLYLE SELECT TRUST	TRUSTEES AND OFFICERS

Principal Officers who are not Trustees (continued)

Name and Year of Birth	Position(s) Held with Fund	Term of Office(2) and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Orit Mizrachi (1972)	Chief Operating Officer	Since May 2014

Managing Director and Head of Global Business Operations, Global Market Strategies (“GMS”), The Carlyle Group, L.P. (from 2014 to present);

Chief Operating Officer and Interim Chief Financial Officer/Treasurer, Carlyle GMS Finance, Inc. (from 2014 to present); Chief Operating Officer and Interim Chief Financial Officer/Treasurer, NF Investment Corp. (from 2014 to present); Principal and Director of Operations, GMS (from 2011 to 2014) and Vice President, GMS (from 2010 to 2011);

Controller/Chief Financial Officer, Carlyle-Blue Wave Management LP (from 2007 to 2009); Controller, Sagamore Hill Capital Management LP (from 2000 to 2006)

Matthew Cottrell (1972)	Chief Compliance Officer and Secretary	Since the inception of the Trust	Director, CELF Advisors LLP (from 2006 to present); Chief Compliance Officer and Secretary, Carlyle GMS Finance, Inc. (from 2012 to present); Chief Compliance Officer and Secretary, NF Investment Corp. (from 2012 to present)
Seth Gardner (1967)	Chief Legal Officer	Since November 2014	Managing Director, Chief Operating Officer, Chief Legal Officer, Global Market Strategies, The Carlyle Group, L.P. (from 2014 to present); Founder, Wurtsmith AFB Group, LLC (from 2012 to 2014); Executive Director, Center for Financial Excellence, Duke University (from 2009 to 2012); Managing Director, Cerberus Capital Management, L.P. (from 2003 to 2009); Associate, Wachtell, Lipton, Rosen & Katz (from 1995 to 2003).

28	THE CARLYLE GROUP

CARLYLE SELECT TRUST	TRUSTEES AND OFFICERS

Principal Officers who are not Trustees (continued)

Name and Year of Birth	Position(s) Held with Fund	Term of Office(2) and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Venugopal Rathi (1979)	Chief Financial Officer, Treasurer	Since December 2014

Principal and Chief Financial Officer, Global Market Strategies, The Carlyle Group, L.P. (from 2014 to present),

Senior Manager, Ernst & Young LLP (from 2007 to 2014), Manager, Ernst & Young India (from 2004 to 2007).

(1)

“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)

Each Trustee holds office for an indefinite term. Each Principal Officer holds office for an indefinite term at the pleasure of the Board of Trustees or until his or her successor is elected and qualified.

THE CARLYLE GROUP	29

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

Carlyle Enhanced Commodity Real Return Fund (the “Commodity Fund”) and Carlyle Core Allocation Fund (the “Allocation Fund” and, together with the Commodity Fund, the “Funds” and each, a “Fund”) and Carlyle GMS Investment Management L.L.C. (the “Manager”) are parties to separate investment management agreements, (the “Management Agreements”), pursuant to which the Manager is responsible for managing the investments of each Fund of Carlyle Select Trust (the “Trust”). Additionally, the Manager is party to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Vermillion Asset Management, LLC (“Vermillion”) with respect to the Commodity Fund. The Management Agreements and Sub-Advisory Agreement (collectively, the “Agreements”) are each effective for an initial two-year period, and then each continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Trustees of the Trust (the “Board”), including the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). Each Management Agreement and the Sub-Advisory Agreement terminates automatically in the event of its assignment.

At an “in-person” meeting held on March 31, 2014 (the “Meeting”), the Board, including the Independent Trustees, unanimously approved the Management Agreements and the Sub-Advisory Agreement for an initial two-year period.

APPROVAL OF THE CURRENT AGREEMENT

The Manager and Vermillion each provided materials to the Board in advance of Meeting (the “Agreement Materials”) for their evaluation of the Management Agreements between the Funds and the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Advisor in response to information requested by the Independent Trustees. The Board was advised by counsel to the Funds (“Counsel”) with respect to these and other relevant matters. In addition, the Independent Trustees met separately with Counsel in executive session to consider the information provided. The Independent Trustees considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the Independent Trustees did not identify any particular information that was all-important or controlling, and different Independent Trustees may have attributed different weights to the various factors. The Independent Trustees determined that the selection of the Manager to manage each Fund and of Vermillion to sub-advise the Commodity Fund and the overall arrangements between the Manager and the Funds and Vermillion and the Commodity Fund, as provided in the relevant Agreements, including the proposed advisory and sub-advisory fees, were fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Independent Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Independent Trustees’ determinations included the following:

Nature, Extent, and Quality of Services. The Independent Trustees considered the general nature, extent, and quality of services expected to be provided by the Manager and Vermillion (all references to Vermillion herein are with respect to the Commodity Fund only), pursuant to the Management Agreements and the Sub-Advisory Agreement, respectively. They noted that under the Management Agreements and the Sub-Advisory Agreement, the Manager and Vermillion are responsible for managing each Fund’s investments in accordance with the Fund’s investment objective and policies and restrictions set forth in the Funds’ current prospectus and statement of additional information, and for providing necessary and appropriate reports and information to the Board, for maintaining all necessary books and records pertaining to the Funds’ transactions and the Funds’ investments, and for furnishing the Funds with the assistance, cooperation, and information necessary for each Fund to meet various legal requirements regarding registration and reporting. The Independent Trustees also considered the ability of the Manager and Vermillion to provide appropriate levels of support and resources to each respective Fund.

In addition, the Independent Trustees considered the organizational structures of the Manager and Vermillion and the capabilities of the management teams of the Manager and Vermillion as well as the experience of those teams. The Independent Trustees determined that the background and experience of the management teams was suitable and appropriate for pursuing the investment objectives of each Fund. The Independent Trustees also considered the compliance programs of the Manager and Vermillion, respectively, as well as the compliance operations of the Manager and Vermillion with respect to the Funds. They also took into account the fact that the Manager and Vermillion are part of the Carlyle

30	THE CARLYLE GROUP

CARLYLE SELECT TRUST	APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Group, and the substantial financial and other resources of such organization. The Independent Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Funds by the Manager and Vermillion under the Management Agreements and Sub-Advisory Agreement, respectively.

Investment Performance. It was noted that as newly organized funds, the Funds had no historical performance information or operating history at the time of the Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreements and Sub-Advisory Agreement. As such, the Fund’s performance history was not a factor in the Board’s deliberations in this regard.

Advisory Fees and Profitability. The Independent Trustees considered information in the materials prepared by the Manager and Vermillion regarding the advisory fees to be charged to each Fund, and comparative data presented by the Manager and Vermillion including, where relevant, with respect to advisory fees or similar expenses paid by other clients thereof. The Independent Trustees considered, among other things, the management fees to be charged to the Funds and noted that those fees are generally consistent with those of other mutual funds included in the Manager’s presentation. The Independent Trustees determined that the fees, considered in relation to the services to be provided, were fair and reasonable, that the Trust’s relationship with the Manager and Vermillion would not be so profitable as to render the fees excessive, that any additional benefits to the Manager and Vermillion were not of a magnitude that materially affected the Independent Trustee’s deliberations, and that the fees adequately reflected shared economies of scale with the Trust. The Independent Trustees also considered the projected operating expenses of the Funds to other mutual funds listed in the Manager’s presentation and noted they appeared consistent with the operating expenses of those other mutual funds. The Independent Trustees noted that because the Funds have no prior operating history information concerning the Manager and Vermillion’s cost of providing services was not available; however, the Manager and Vermillion have undertaken to provide cost and profitability information in connection with future consideration of the Agreement. Based on these various considerations, the Independent Trustees concluded that the contractual management fees of the Funds under the Management Agreements and the Sub-Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale. The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether the fees payable under the Management Agreements reflect these economies of scale for the benefit of the Funds’ shareholders, as well as whether the fees payable under the Sub-Advisory Agreement reflect these economies of scale for the benefit of the Commodity Fund’s shareholders. The Independent Trustees noted that the Manager has agreed to contractual fee waiver agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Trustees concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits. The Independent Trustees considered ancillary benefits that may accrue to the Manager and its affiliates as a result of the relationship of the Advisor with the Funds, including the other contractual arrangements between the Manager or its affiliates and the Funds, as well as other ancillary benefits that may accrue to Vermillion or its affiliates due to its association with the Commodity Fund. The Independent Trustees noted that the potential for other benefits, such as soft dollar arrangements with brokers or receipt of brokerage, to be derived by the Manager, Vermillion or their respective affiliates as a result of the Trust’s relationship with the Manager or Vermillion, is limited and that no such benefits were currently contemplated. The Independent Trustees concluded that any potential benefits to be derived by the Manager or Vermillion from their respective relationships with the Funds are consistent with the services provided by the Manager and Vermillion to the Funds.

Based on the consideration discussed above and other considerations, the Board, including the Independent Trustees, approved the Management Agreements and the Sub-Advisory Agreement.

THE CARLYLE GROUP	31

PROXY VOTING POLICIES (Unaudited)

The Board has delegated the day-to-day responsibility to the Manager to vote the Fund’s proxies. Proxies are voted by the Manager pursuant to the Board-approved proxy guidelines.

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund’s and information on how the Fund’s voted proxies (if any) relating to portfolio securities during the most recent 12-month period ending December 31 will be available without charge by calling 888-207-9542, or on the SEC’s website at http://www.sec.gov.

32	THE CARLYLE GROUP

QUARTERLY PORTFOLIO DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website and, upon request.

THE CARLYLE GROUP	33

PRIVACY NOTICE (Unaudited)

As part of our compliance with the provisions of certain privacy regulations issued by the United States federal government, we are required to provide you with notice of our policies and practices relating to the use and sharing of your personal information.

We are committed to maintaining the confidentiality, integrity and security of our current and former investors’ non-public personal information. Accordingly, we have developed internal policies to protect confidentiality while allowing investors’ needs to be met. We will not disclose any non-public personal information about investors who are individuals, except to our affiliates and service providers as allowed by applicable law or regulation. In the normal course of serving our investors, information we collect may be shared with companies that perform various services such as our accountants and attorneys. We collect non-public information about you from the following sources:

•	Information we receive on subscription agreements or other forms, such as name, address, account number and the types and amounts of investments; and

•	Information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity.

We may disclose the information that we collect from our investors or former investors, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to the fund and its investors. In order to guard investors’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.

Nonpublic personal information that we collect about you will generally be stored on secured servers located in the United States. An individual investor’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.

Please be assured that we are committed to protecting the privacy of non-public information about you.

Sincerely,

Carlyle Select Trust

34	THE CARLYLE GROUP

THE CARLYLE GROUP

CARLYLE SELECT

LIQUID ALTERNATIVE INVESTMENTS

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, Carlyle Select Trust (hereinafter referred to as the “Trust” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d) During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e) Not applicable.

(f) The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert

(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) Mr. James A. Meriwether is the Registrant’s audit committee financial expert. The Board also determined that Mr. James A. Meriwether is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services

(a) Audit Fees - For the fiscal year ended December 31, 2014, Ernst & Young LLP, the Trust’s independent registered public accounting firm (“EY” or the “Auditor”), billed the Trust aggregate fees of $45,000 for professional services rendered for the audit of the Trust’s annual financial statements and review of financial statements included in the Trust’s annual report to shareholders.

EY also performed March 31, 2014 seed audits of the consolidated financial statements of each series of the Trust. The $34,000 in fees for such professional services rendered were borne by the Manager. Additionally, EY reviewed the Trust’s registration statement on Form N-1A and issued their consent as to the use of EY’s opinion in the filing of the Trust’s registration statement with the Securities and Exchange Commission. The $6,000 in fees for such professional services rendered were borne by the Manager.

For the fiscal year ended December 31, 2013, the Trust had not yet commenced operations so there were no professional services rendered by EY to report.

(b) Audit-Related Fees - For the fiscal year December 31, 2014, EY did not bill the Trust any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under Item 4(a) above.

For the fiscal year ended December 31, 2013, the Trust had not yet commenced operations so there were no professional services rendered by EY to report.

(c) Tax Fees - For the fiscal year ended December 31, 2014, EY billed the Trust aggregate fees of $28,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Trust’s income tax returns and excise tax calculations.

EY also performed tax compliance services for the Carlyle Enhanced Commodity Real Return Fund. The $8,000 in fees for such professional services rendered were borne by the Manager. Additionally, EY performed tax compliance services for the Trust prior to its registration. The $13,000 in fees for such professional services rendered were borne by the Manager.

For the fiscal year ended December 31, 2013, the Trust had not yet commenced operations so there were no professional services rendered by EY to report.

(d) All Other Fees - For the fiscal year ended December 31, 2014, EY did not bill the Trust for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended December 31, 2013, the Trust had not yet commenced operations so there were no professional services rendered by EY to report.

(e)(1) Audit Committee Pre-Approval Policies and Procedures - The Trust’s Audit Committee has adopted, and the Board of Trustees has approved, an Audit Committee Pre-Approval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Trust when retaining the Auditor to perform audit-related services, tax services and other non-audit services. This Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre-Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2) All of the audit and tax services included in Items 4(b) through (d) above for the fiscal year ended December 31, 2014 were pre-approved by the Audit Committee pursuant to the Policy.

For the fiscal year ended December 31, 2013, the Trust had not yet commenced operations so there were no professional services rendered by EY to report.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2014, EY billed aggregate non-audit fees of $0 to Carlyle GMS Investment Management L.L.C. (the “Adviser”) and to other entities controlling, controlled by or under common control with the Adviser.

For the fiscal year ended December 31, 2013, the Trust had not yet commenced operations so there were no professional services rendered by EY to report.

(h) There were no non-audit services rendered to the Adviser or to other entities controlling, controlled by or under common control with the Adviser during the fiscal year ended December 31, 2014 that were not pre-approved.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Select Trust

By:	/s/ Michael J. Petrick
Michael J. Petrick
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael J. Petrick
Michael J. Petrick
President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer (Principal Financial Officer)

Date:	March 5, 2015